UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	September 29, 2005
WILSON HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
Nevada	0-23819	76-0547762
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
378 North Main, #124, Layton, Utah	84041
(Address of Principal Executive Offices)	(Zip Code)
(Registrant's Telephone Number, Including Area Code) (801)273-9300
COLE COMPUTER CORPORATION
(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☒ Yes ☐ No

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Name Change

The Registrant has amended its Articles of Incorporation to change its name to Wilson Holdings, Inc., effective as of September 29, 2005. A copy of the Amendment to Articles of Incorporation is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1 Certificate of Amendment to Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2005	WILSON HOLDINGS, INC. By: /s/ Wayne Mower Wayne Mower President and Chief Executive Officer

Exhibit 3.1

Certificate of Amendment to Articles of Incorporation

DEAN HELLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4299

(775) 624-8708

Website: secretaryofstate.biz

Entity #
C5939-1987
Certificate of Amendment (Pursuant to NRS 78.285 and 78.390)	Document Number:
20050445071-98
Date Filed:
9/29/2005 10:35:47 AM
In the office of
[DEAN HELLER]
Dean Heller
Important: Read attached instructions before comleting form.	Secretary of State

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390  After Issuance of Stock)

1. Name of corporation:

Cole Computer Corporation

2. The articles have been amended as follows (provide article numbers, if available):

Article I The name of the Corporation is Wilson Holdings, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

142,865

4. Effective date of filing (optional):

10/10/04

5. Officer Signature (required): /s/ Wayne Mower

*If any proposed amendment would alter or change any preference or any relative or other right given for any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.